                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                FEBRUARY 3, 2005

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

IF THE DEAL HAS DEEP MI - WE WANT THE FOLLOWING:


For Non-MI Loans-only
    By LTV Bucket      % of total deal  Avg FICO  %<550 FICO  %full doc  %non owner
---------------------  ---------------  --------  ----------  ---------  ----------
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%


AGGREGATE LOANS
     FICO       % of total deal Avg LTV Max LTV % Full Doc % Owner Occ  % IO     WAC  MARGIN  % Second Lien (Simultaneous or Silent)
--------------- --------------- ------- ------- ---------- ----------- -------  ----- ------  --------------------------------------
500 to 519             0.95      71.89   90.00    75.08      100.00      0.00   7.890  6.886                   3.90
520 to 539             2.63      74.76   90.00    80.36       98.83      5.77   7.671  7.039                   2.60
540 to 559             6.79      79.24   90.89    79.55       99.16      9.74   7.688  6.932                  20.60
560 to 579             9.10      79.77  100.00    73.37       98.26     11.61   7.819  7.196                  27.14
580 to 599            11.33      82.02  100.00    63.27       97.20     27.24   7.315  6.540                  25.94
600 to 619            15.83      82.69  100.00    63.61       96.37     27.92   7.084  6.282                  35.51
620 to 639            15.93      83.50  100.00    49.17       95.68     30.18   7.143  6.279                  41.42
640 to 659            12.21      82.71  100.00    39.26       97.34     31.67   6.970  6.098                  48.56
660 to 679            10.06      83.91  100.00    35.53       95.64     37.48   6.846  5.944                  48.42
680 to 699             6.31      84.73  100.00    30.62       92.17     31.93   6.913  6.025                  51.28
700 to 719             3.39      83.47  100.00    26.83       89.69     34.70   6.788  5.758                  55.73
720 to 739             2.33      84.99  100.00    28.82       90.41     40.38   6.814  5.983                  57.83
740 to 759             1.81      84.58  100.00    31.14       92.98     34.78   6.805  5.674                  63.61
760 to 779             0.88      84.93  100.00    30.16       79.74     28.38   6.947  6.030                  53.90
780 to 799             0.39      82.72  100.00    13.17       91.44     41.65   6.389  5.715                  45.62
800 to 819             0.07      80.79  100.00     8.48      100.00     14.71   6.927  6.207                  50.27
Total:               100.00      82.32  100.00    52.74       96.01     27.00   7.177  6.362                  38.24



 IO LOANS
   FICO       % of total deal  Avg LTV   Max LTV  % Full Doc  % Owner Occ    WAC    MARGIN  % Second Lien (Simultaneous or Silent)
----------    ---------------  -------   -------  ----------  -----------  -------  ------  --------------------------------------
520 to 539          0.56        78.23     85.00     39.82       100.00      7.132    6.620                   14.66
540 to 559          2.45        79.32     90.00     88.17       100.00      6.793    6.323                    2.07
560 to 579          3.91        79.30     90.00     58.60       100.00      7.003    6.301                   12.29
580 to 599         11.43        78.91     92.54     76.78       100.00      6.711    5.811                   41.88
600 to 619         16.37        81.16     95.00     62.80       100.00      6.624    5.757                   41.92
620 to 639         17.80        81.55     95.00     44.83        99.62      6.699    5.950                   51.98
640 to 659         14.32        81.29    100.00     38.37        99.24      6.580    5.834                   55.78
660 to 679         13.97        82.13     95.00     33.43        98.35      6.321    5.593                   53.52
680 to 699          7.46        81.80     95.00     20.73        96.64      6.400    5.631                   70.59
700 to 719          4.35        82.20     95.00     31.00       100.00      6.282    5.458                   75.33
720 to 739          3.48        82.20     95.00     27.62       100.00      6.224    5.638                   83.19
740 to 759          2.33        80.71     90.00     13.52        93.30      6.236    5.324                   91.06
760 to 779          0.92        82.87    100.00     38.01       100.00      6.579    5.929                   82.63
780 to 799          0.61        85.44     90.00      0.00       100.00      6.082    5.601                   42.92
800 to 819          0.04        80.00     80.00      0.00       100.00      7.750    6.560                  100.00
Total:            100.00        81.15    100.00     46.40        99.19      6.563    5.791                   51.60

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                         AGGREGATE        % OF AGGREGATE
                          NUMBER OF  ORIGINAL PRINCIPAL  PRINCIPAL BALANCE   AVG CURRENT
      RANGE ($)             LOANS          BALANCE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
------------------------  ---------  ------------------  ------------------  -----------  ------------  ---------------  -------
0-24,999.01                  153     $     3,253,492.00         0.41         $ 21,192.80    10.500           99.60         654
25,000.01 - 50,000.00        533     $    20,209,205.00         2.53         $ 37,833.23     9.856           93.24         638
50,000.01 - 75,000.00        644     $    40,602,787.20         5.09         $ 62,908.08     8.471           84.77         623
75,000.01 - 100,000.00       759     $    67,007,294.25         8.40         $ 88,087.66     7.841           83.52         620
100,000.01 - 125,000.00      693     $    77,426,931.00         9.70         $111,489.00     7.435           82.45         621
125,000.01 - 150,000.00      571     $    78,394,150.00         9.82         $137,013.17     7.236           81.89         624
150,000.01 - 175,000.00      379     $    61,345,394.50         7.69         $161,540.60     7.088           81.40         624
175,000.01 - 200,000.00      372     $    69,791,471.00         8.75         $187,240.70     6.924           80.68         625
200,000.01 - 225,000.00      269     $    57,323,385.00         7.18         $212,731.14     6.932           81.33         624
225,000.01 - 250,000.00      228     $    54,322,868.00         6.81         $237,851.59     6.748           81.46         627
250,000.01 - 275,000.00      159     $    41,723,941.00         5.23         $261,930.95     6.798           81.43         629
275,000.01 - 300,000.00      148     $    42,570,922.00         5.34         $287,201.46     6.794           81.07         627
300,000.01 - 333,700.00      158     $    50,268,894.00         6.30         $317,716.04     6.748           82.00         631
333,700.01 - 350,000.00       58     $    19,852,700.00         2.49         $341,792.62     6.732           79.22         620
350,000.01 - 600,000.00      271     $   112,396,648.00        14.09         $414,262.10     6.613           82.60         633
600,000.01 -1,000,000.00       2     $     1,420,000.00         0.18         $708,702.07     6.842           66.10         663
                           -----         --------------       ------         -----------    ------           -----         ---
Total:                     5,397     $   797,910,082.95       100.00         $147,575.69     7.177           82.32         626

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                         AGGREGATE
                                     PRINCIPAL BALANCE    % OF AGGREGATE
                          NUMBER OF        AS OF         PRINCIPAL BALANCE  AVG CURRENT
  RANGE ($)                 LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC   WA FICO
------------------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  --------
0-24,999.01                  154      $  3,267,431.35           0.41        $ 21,217.09     10.492          99.61          654
25,000.01 - 50,000.00        533      $ 20,189,924.67           2.53        $ 37,879.78      9.858          93.21          638
50,000.01 - 75,000.00        643      $ 40,463,059.28           5.08        $ 62,928.55      8.468          84.77          623
75,000.01 - 100,000.00       761      $ 67,057,921.75           8.42        $ 88,118.16      7.842          83.46          620
100,000.01 - 125,000.00      692      $ 77,187,223.29           9.69        $111,542.23      7.431          82.49          622
125,000.01 - 150,000.00      572      $ 78,409,505.69           9.84        $137,079.56      7.232          81.91          624
150,000.01 - 175,000.00      380      $ 61,448,095.30           7.72        $161,705.51      7.088          81.42          624
175,000.01 - 200,000.00      370      $ 69,329,515.10           8.70        $187,377.07      6.930          80.63          624
200,000.01 - 225,000.00      269      $ 57,249,450.79           7.19        $212,823.24      6.926          81.36          625
225,000.01 - 250,000.00      228      $ 54,254,444.33           6.81        $237,958.09      6.749          81.48          628
250,000.01 - 275,000.00      161      $ 42,222,558.01           5.30        $262,251.91      6.796          81.48          628
275,000.01 - 300,000.00      145      $ 41,681,318.19           5.23        $287,457.37      6.799          80.99          627
300,000.01 - 333,700.00      159      $ 50,531,589.60           6.34        $317,808.74      6.740          81.91          631
333,700.01 - 350,000.00       59      $ 20,191,169.69           2.54        $342,223.22      6.781          79.64          621
350,000.01 - 600,000.00      269      $111,565,376.96          14.01        $414,741.18      6.607          82.58          633
600,000.01 -1,000,000.00       2      $  1,417,404.14           0.18        $708,702.07      6.842          66.10          663
                           -----     -----------------        ------        -----------      -----          -----          ---
Total:                     5,397      $796,465,988.14         100.00        $147,575.69      7.177          82.32          626

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                   AGGREGATE
                               PRINCIPAL BALANCE    % OF AGGREGATE
                    NUMBER OF        AS OF         PRINCIPAL BALANCE  AVG CURRENT
MORTGAGE RATES (%)    LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
------------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
Less than 5.000           3     $    367,154.63           0.05        $122,384.88      4.750          75.90         673
5.000 - 5.499            61     $ 13,591,301.03           1.71        $222,808.21      5.317          77.05         646
5.500 - 5.999           425     $ 89,729,319.88          11.27        $211,127.81      5.821          78.25         656
6.000 - 6.499           741     $144,742,118.43          18.17        $195,333.49      6.263          79.96         641
6.500 - 6.999         1,133     $207,428,239.35          26.04        $183,078.76      6.748          80.94         630
7.000 - 7.499           567     $ 95,601,397.16          12.00        $168,609.17      7.241          81.75         614
7.500 - 7.999           593     $ 85,842,928.17          10.78        $144,760.42      7.713          84.17         610
8.000 - 8.499           349     $ 44,641,933.71           5.61        $127,913.85      8.225          84.94         603
8.500 - 8.999           362     $ 40,608,795.58           5.10        $112,178.99      8.730          86.02         591
9.000 - 9.499           161     $ 16,356,991.58           2.05        $101,596.22      9.215          87.14         597
9.500 - 9.999           460     $ 30,579,517.03           3.84        $ 66,477.21      9.726          90.45         607
10.000 - 10.499         125     $  8,366,062.14           1.05        $ 66,928.50     10.212          89.18         613
10.500 - 10.999         318     $ 14,959,204.80           1.88        $ 47,041.52     10.756          98.89         655
11.000 - 11.499          35     $  1,287,927.67           0.16        $ 36,797.93     11.271          99.23         637
11.500 - 11.999          61     $  2,263,863.61           0.28        $ 37,112.52     11.889          99.20         629
12.500 - 12.999           3     $     99,233.37           0.01        $ 33,077.79     12.900          97.59         614
                      -----     ---------------         ------        -----------     ------          -----         ---
Total:                5,397     $796,465,988.14         100.00        $147,575.69      7.177          82.32         626

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                    AGGREGATE
                                PRINCIPAL BALANCE    % OF AGGREGATE
                     NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
ORIGINAL TERM (MOS)    LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
-------------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
000 - 180                832     $ 40,589,697.81           5.10        $ 48,785.69     9.882           95.64         652
181 - 240                 39     $  2,732,240.53           0.34        $ 70,057.45     7.962           78.03         649
241 - 360              4,526     $753,144,049.80          94.56        $166,403.90     7.028           81.62         625
                       -----     ---------------         ------        -----------     -----           -----         ---
TOTAL:                 5,397     $796,465,988.14         100.00        $147,575.69     7.177           82.32         626

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                     AGGREGATE
                                 PRINCIPAL BALANCE    % OF AGGREGATE
                      NUMBER OF        AS OF        PRINCIPAL BALANCE    AVG CURRENT
REMAINING TERM (MOS)    LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
-------------------   ---------  -----------------  -------------------  -----------  ------------  ---------------  -------
061 - 120                   2     $    196,247.48           0.02         $ 98,123.74      7.501         57.28          600
121 - 180                 830     $ 40,393,450.33           5.07         $ 48,666.81      9.893         95.83          653
181 - 240                  39     $  2,732,240.53           0.34         $ 70,057.45      7.962         78.03          649
241 - 300                   2     $    313,116.55           0.04         $156,558.28      6.879         84.34          567
301 - 360               4,524     $752,830,933.25          94.52         $166,408.25      7.028         81.62          625
                        -----     ---------------         ------         -----------      -----         -----          ---
TOTAL:                  5,397     $796,465,988.14         100.00         $147,575.69      7.177         82.32          626

                                  AGGREGATE
                              PRINCIPAL BALANCE    % OF AGGREGATE
                   NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
MORTAGE INSURANCE    LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
-----------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
Yes
No                   5,397     $796,465,988.14         10000%        $147,575.69      7.177          82.32         626
                     -----     ---------------        ------         -----------      -----          -----         ---
TOTAL:               5,397     $796,465,988.14        100.00         $147,575.69      7.177          82.32         626

                       AGGREGATE
                   PRINCIPAL BALANCE    % OF AGGREGATE
        NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
LIEN      LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
1         1,200     $272,666,077.68             22%       $156,255.63      7.437          77.67         632
2           545     $272,666,077.68             10%       $156,255.63      7.437          77.67         632
        -------     ---------------         ------        -----------      -----          -----         ---
TOTAL:    1,745     $272,666,077.68         100.00        $156,255.63      7.437          77.67         632

                               AGGREGATE
                           PRINCIPAL BALANCE    % OF AGGREGATE
                NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
SEASONING(MOS)    LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
--------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
3                    358     $ 68,985,033.54           866%       $192,695.62     6.984           80.53         623
4                  1,890     $260,552,669.38          3271%       $137,858.56     7.164           82.24         625
5                  1,936     $279,724,300.21          3512%       $144,485.69     7.236           82.79         625
6                  1,056     $165,209,730.80          2074%       $156,448.61     7.150           81.98         631
7                    125     $ 18,103,980.74           227%       $144,831.85     7.322           85.24         626
8                     24     $  2,980,449.58            37%       $124,185.40     7.827           87.72         627
9                      4     $    369,029.79             5%       $ 92,257.45     7.488           79.67         590
10                     4     $    540,794.10             7%       $135,198.53     6.471           86.74         693
                   -----     ---------------        ------        -----------     -----           -----         ---
TOTAL:             5,397     $796,465,988.14        100.00        $147,575.69     7.177           82.32         626

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                 AGGREGATE
                             PRINCIPAL BALANCE    % OF AGGREGATE
                  NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
COMBINED LTVs       LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
-------------     ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
0.01 - 25.00            5     $    419,514.03           0.05        $ 83,902.81     7.021         22.72           637
25.01 - 30.00           6     $    688,205.30           0.09        $114,700.88     6.738         27.65           595
30.01 - 35.00          10     $  1,346,769.14           0.17        $134,676.91     6.257         32.60           645
35.01 - 40.00          18     $  3,013,386.31           0.38        $167,410.35     6.930         37.94           594
40.01 - 45.00          13     $  1,968,941.70           0.25        $151,457.05     6.715         43.56           584
45.01 - 50.00          30     $  4,319,258.74           0.54        $143,975.29     6.668         48.25           592
50.01 - 55.00          46     $  8,321,791.76           1.04        $180,908.52     6.729         52.74           601
55.01 - 60.00          54     $  8,097,913.16           1.02        $149,961.35     6.851         57.87           595
60.01 - 65.00          80     $ 15,910,596.70           2.00        $198,882.46     6.600         63.22           588
65.01 - 70.00         137     $ 23,752,846.67           2.98        $173,378.44     6.968         68.55           592
70.01 - 75.00         260     $ 43,670,100.44           5.48        $167,961.92     6.911         73.76           593
75.01 - 80.00       2,171     $342,451,492.32          43.00        $157,739.06     6.796         79.82           639
80.01 - 85.00         504     $ 89,909,084.77          11.29        $178,391.04     7.150         84.34           602
85.01 - 90.00         854     $153,024,067.60          19.21        $179,185.09     7.355         89.55           620
90.01 - 95.00         311     $ 47,739,068.39           5.99        $153,501.83     7.669         94.71           636
95.01 - 100.00        898     $ 51,832,951.11           6.51        $ 57,720.44     9.480         99.90           660
                    -----     ---------------         ------        -----------     -----         -----           ---
TOTAL:              5,397     $796,465,988.14         100.00        $147,575.69     7.177         82.32           626

OWNER OCCUPANCY OF MORTGAGE LOANS

                               AGGREGATE
                            PRINCIPAL BALANCE    % OF AGGREGATE
                 NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
OWNER OCCUPANCY   LOANS       CUT-OFF DATE     AS OF CUT-OFF DATE     BALANCE   WA GROSS CPN  WA COMBLTV GWAC  WA FICO
---------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
OWNER              5,154     $764,658,917.81          96.01        $148,362.23     7.166           82.36         625
INVESTMENT           205     $ 26,378,484.10           3.31        $128,675.53     7.388           81.42         658
SECOND HOME           38     $  5,428,586.23           0.68        $142,857.53     7.648           81.35         651
                   -----     ---------------         ------        -----------     -----           -----         ---
TOTAL:             5,397     $796,465,988.14         100.00        $147,575.69     7.177           82.32         626

PROPERTY TYPE OF MORTGAGE LOANS

                                           AGGREGATE
                                        PRINCIPAL BALANCE   % OF AGGREGATE
                             NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
PROPERTY TYPES                 LOANS       CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
---------------------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
SINGLE FAMILY                  4,201    $609,782,008.46           76.56        $145,151.63      7.200          82.31         623
PLANNED UNIT DEVELOPMENT         698    $109,841,879.56           13.79        $157,366.59      7.172          83.20         629
CONDO - LOW RISE <5 FLOORS       294    $ 39,978,029.34            5.02        $135,979.69      6.979          82.01         648
TWO- TO FOUR-FAMILY              154    $ 30,920,205.79            3.88        $200,780.56      7.008          79.94         642
TOWNHOUSE                         32    $  3,873,248.23            0.49        $121,039.01      7.228          84.71         647
ROWHOUSE                          13    $  1,481,878.58            0.19        $113,990.66      6.746          72.93         603
MANUFACTURED HOUSING               4    $    469,364.22            0.06        $117,341.06      6.654          73.28         631
CONDO - HIGH RISE >8 FLOORS        1    $    119,373.96            0.01        $119,373.96      8.750          90.00         608
                               -----    ---------------          ------        -----------      -----          -----         ---
TOTAL:                         5,397    $796,465,988.14          100.00        $147,575.69      7.177          82.32         626

LOAN PURPOSE OF MORTGAGE LOANS

                               AGGREGATE
                           PRINCIPAL BALANCE    % OF AGGREGATE
                NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
 LOAN PURPOSE     LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
--------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
CASH OUT          2,225     $389,210,033.08         48.87         $174,925.86      7.034          80.51         610
PURCHASE          2,904     $371,715,036.17         46.67         $128,001.05      7.326          84.13         644
RATE/TERM REFI      268     $ 35,540,918.89          4.46         $132,615.37      7.175          83.26         621
                  -----     ---------------        ------         -----------      -----          -----         ---
TOTAL:            5,397     $796,465,988.14        100.00         $147,575.69      7.177          82.32         626

DOCUMENT TYPE OF MORTGAGE LOANS

                               AGGREGATE
                           PRINCIPAL BALANCE    % OF AGGREGATE
                NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
DOCUMENT TYPE     LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
--------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
FULL              3,061     $420,044,451.90         52.74         $137,224.58      7.133          82.90         610
STATED INCOME     2,269     $361,689,980.62         45.41         $159,405.02      7.241          81.57         645
LITE                 67     $ 14,731,555.62          1.85         $219,873.96      6.829          83.90         631
                  -----     ---------------        ------         -----------      -----          -----         ---
TOTAL:            5,397     $796,465,988.14        100.00         $147,575.69      7.177          82.32         626

PRODUCT TYPE OF MORTGAGE LOANS

                                            AGGREGATE
                                        PRINCIPAL BALANCE    % OF AGGREGATE
                             NUMBER OF        AS OF        PRINCIPAL BALANCE   AVG CURRENT
 PRODUCT TYPE                  LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV GWAC  WA FICO
---------------------------  ---------  -----------------  ------------------  -----------  ------------  ---------------  -------
2/28 LIBOR                     2,636     $393,269,081.19          49.38        $149,191.61       7.267         82.45         617
2/28 LIBOR - 60 MONTH IO         488     $130,453,802.99          16.38        $267,323.37       6.546         81.19         642
30 YEAR FIXED                    576     $ 80,770,903.54          10.14        $140,227.26       7.170         78.80         625
3/27 LIBOR                       305     $ 52,253,732.49           6.56        $171,323.71       7.014         81.97         616
2/28 LIBOR - 24 MONTH IO         277     $ 45,925,706.59           5.77        $165,796.77       6.697         81.13         636
15/30 BALLOON                    710     $ 33,559,385.78           4.21        $ 47,266.74      10.241         99.33         660
3/27 LIBOR - 60 MONTH IO          87     $ 23,196,301.94           2.91        $266,624.16       6.341         81.86         645
6 MONTH LIBOR                     58     $  7,665,427.68           0.96        $132,162.55       6.630         82.80         611
15 YEAR FIXED                    120     $  6,834,064.55           0.86        $ 56,950.54       8.186         78.65         617
5/25 LIBOR - 60 MONTH IO          22     $  4,533,420.67           0.57        $206,064.58       6.694         79.86         653
5/25 LIBOR                        21     $  3,816,723.11           0.48        $181,748.72       6.620         74.20         628
30 YEAR FIXED - 60 MONTH IO       15     $  3,560,843.10           0.45        $237,389.54       6.667         78.41         655
2/28 LIBOR - 12 MONTH IO          16     $  3,226,128.22           0.41        $201,633.01       6.556         79.55         652
3/27 LIBOR - 36 MONTH IO          16     $  3,112,661.08           0.39        $194,541.32       6.695         82.15         638
20 YEAR FIXED                     39     $  2,732,240.53           0.34        $ 70,057.45       7.962         78.03         649
5/25 LIBOR - 24 MONTH IO           2     $    349,996.67           0.04        $174,998.34       6.850         80.00         607
3/27 LIBOR - 24 MONTH IO           3     $    341,011.98           0.04        $113,670.66       6.953         76.03         604
25 YEAR FIXED                      2     $    313,116.55           0.04        $156,558.28       6.879         84.34         567
2/28 LIBOR - 36 MONTH IO           1     $    239,200.00           0.03        $239,200.00       5.250         80.00         620
10 YEAR FIXED                      2     $    196,247.48           0.02        $ 98,123.74       7.501         57.28         600
5/25 LIBOR - 48 MONTH IO           1     $    115,992.00           0.01        $115,992.00       5.250         80.00         713
                               -----     ---------------         ------        -----------      ------         -----         ---
TOTAL:                         5,397     $796,465,988.14         100.00        $147,575.69       7.177         82.32         626

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                 AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
STATE          NUMBER OF LOANS           CUT-OFF DATE                        AS OF CUT-OFF DATE            BALANCE
-----          ---------------   ---------------------------------    --------------------------------   -----------
CALIFORNIA          1,016                 $ 242,823,482.88                          30.49                $238,999.49
ILLINOIS              428                 $  60,145,981.98                           7.55                $140,528.00
TEXAS                 555                 $  53,593,561.50                           6.73                $ 96,564.98
OTHER               3,398                 $ 439,902,961.78                          55.23                $129,459.38
                    -----                 ----------------                         ------                -----------
TOTAL:              5,397                 $ 796,465,988.14                         100.00                $147,575.69
                    =====                 ================                         ======                ===========

STATE                  WA GROSS CPN      WA COMBLTV GWAC     WA FICO
-----                  ------------      ---------------     -------
CALIFORNIA                 6.765              79.96           631
ILLINOIS                   7.122              82.98           635
TEXAS                      7.921              84.25           621
OTHER                      7.320              83.30           623
                           -----              -----           ---
TOTAL:                     7.177              82.32           626
                           =====              =====           ===

PREPAY PENALTY FOR MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
PREPAY PENALTY           NUMBER OF LOANS           CUT-OFF DATE                        AS OF CUT-OFF DATE            BALANCE
--------------           ---------------   ---------------------------------    --------------------------------   -----------
HAS PREPAY PENALTY            4,536                 $ 705,043,972.27                            88.52              $155,432.97
NONE                            861                 $  91,422,015.87                            11.48              $106,181.20
                              -----                 ----------------                           ------              -----------
TOTAL:                        5,397                 $ 796,465,988.14                           100.00              $147,575.69
                              =====                 ================                           ======              ===========

PREPAY PENALTY         WA GROSS CPN      WA COMBLTV GWAC     WA FICO
--------------         ------------      ---------------     -------
HAS PREPAY PENALTY        7.091              81.99             626
NONE                      7.836              84.85             628
                          -----              -----             ---
TOTAL:                    7.177              82.32             626
                          =====              =====             ===

PREPAY TERM FOR MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
PREPAY TERM              NUMBER OF LOANS           CUT-OFF DATE                        AS OF CUT-OFF DATE            BALANCE
-----------              ---------------   ---------------------------------    --------------------------------   -----------
6 MONTHS                          2                $     190,752.59                           0.02                 $ 95,376.30
7 MONTHS                          1                $     187,340.69                           0.02                 $187,340.69
12 MONTHS                       348                $  53,109,095.80                           6.67                 $152,612.34
13 MONTHS                         5                $   1,263,058.44                           0.16                 $252,611.69
24 MONTHS                     2,854                $ 458,082,783.14                          57.51                 $160,505.53
36 MONTHS                     1,071                $ 157,651,446.42                          19.79                 $147,200.23
48 MONTHS                         2                $     282,644.71                           0.04                 $141,322.36
60 MONTHS                       253                $  34,276,850.48                           4.30                 $135,481.62
NO PREPAY PENALTY               861                $  91,422,015.87                          11.48                 $106,181.20
                              -----                ----------------                         ------                 -----------
TOTAL:                        5,397                $ 796,465,988.14                         100.00                 $147,575.69
                              =====                ================                         ======                 ===========

PREPAY TERM            WA GROSS CPN      WA COMBLTV GWAC     WA FICO
-----------            ------------      ---------------     -------
6 MONTHS                  6.443              80.00            605
7 MONTHS                  6.700              80.00            564
12 MONTHS                 7.496              81.95            621
13 MONTHS                 6.372              78.75            657
24 MONTHS                 7.086              82.34            626
36 MONTHS                 7.001              81.34            628
48 MONTHS                 5.862              88.87            651
60 MONTHS                 6.988              80.53            621
NO PREPAY PENALTY         7.836              84.85            628
                          -----              -----            ---
TOTAL:                    7.177              82.32            626
                          =====              =====            ===

FICO SCORES OF MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
FICO SCORES              NUMBER OF LOANS           CUT-OFF DATE                        AS OF CUT-OFF DATE            BALANCE
-----------              ---------------   ---------------------------------    --------------------------------   -----------
500 TO 519                     51                  $  7,598,412.42                           0.95                  $148,988.48
520 TO 539                    150                  $ 20,934,065.14                           2.63                  $139,560.43
540 TO 559                    345                  $ 54,080,562.40                           6.79                  $156,755.25
560 TO 579                    510                  $ 72,506,541.70                           9.10                  $142,169.69
580 TO 599                    578                  $ 90,206,824.18                          11.33                  $156,067.17
600 TO 619                    850                  $126,064,482.95                          15.83                  $148,311.16
620 TO 639                    875                  $126,883,802.30                          15.93                  $145,010.06
640 TO 659                    686                  $ 97,208,685.25                          12.21                  $141,703.62
660 TO 679                    532                  $ 80,144,849.80                          10.06                  $150,648.21
680 TO 699                    332                  $ 50,268,017.21                           6.31                  $151,409.69
700 TO 719                    173                  $ 26,975,708.11                           3.39                  $155,928.95
720 TO 739                    132                  $ 18,528,835.32                           2.33                  $140,369.96
740 TO 759                    103                  $ 14,379,415.71                           1.81                  $139,605.98
760 TO 779                     55                  $  6,975,887.12                           0.88                  $126,834.31
780 TO 799                     20                  $  3,127,827.95                           0.39                  $156,391.40
800 TO 819                      5                  $    582,070.58                           0.07                  $116,414.12
                            -----                  ---------------                         ------                  -----------
TOTAL:                      5,397                  $796,465,988.14                         100.00                  $147,575.69
                            =====                  ===============                         ======                  ===========

FICO SCORES            WA GROSS CPN      WA COMBLTV GWAC     WA FICO
-----------            ------------      ---------------     -------
500 TO 519                7.890              71.89            509
520 TO 539                7.671              74.76            531
540 TO 559                7.688              79.24            550
560 TO 579                7.819              79.77            569
580 TO 599                7.315              82.02            590
600 TO 619                7.084              82.69            609
620 TO 639                7.143              83.50            629
640 TO 659                6.970              82.71            649
660 TO 679                6.846              83.91            668
680 TO 699                6.913              84.73            688
700 TO 719                6.788              83.47            709
720 TO 739                6.814              84.99            729
740 TO 759                6.805              84.58            749
760 TO 779                6.947              84.93            769
780 TO 799                6.389              82.72            787
800 TO 819                6.927              80.79            802
                          -----              -----            ---
TOTAL:                    7.177              82.32            626
                          =====              =====            ===